1 Investor Presentation February 2024

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023, and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time, and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. This presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, FFO, Core FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Annualized Adjusted EBITDAre, NOI, Cash NOI, Normalized Cash NOI, Net Debt, Adjusted Net Debt, and Pro forma Adjusted Net Debt. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing its financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.

Investment Highlights & Business Update

High Credit Quality & Diverse Net Lease Portfolio

- ✓ Focused on growing portfolio with high quality tenants that offer strong credit profiles and provide consistent performance through various economic cycles
- ✓ Proactive asset management with successful track record of maintaining full occupancy and strong rent collections since inception
- ✓ Well diversified by tenant and retail industry across 45 states

85%
Investment Grade (IG) and Investment Grade Profile (IGP)[1]

88%
Necessity, Discount, and Service-Oriented Tenants

100%
Occupancy

100%
Rent Collections

85
Tenants

26
Retail Industries

Well Capitalized Balance Sheet

- ✓ Low leverage with no immediate-term debt maturities
- ✓ Strong liquidity supported by active ATM program; issued $76.7 million of common stock in 4Q'23
- ✓ Raised $190.8 million of net equity proceeds from follow-on offering in January 2024

4.1x
Adj. Net Debt[2] / Annualized Adj. EBITDAre

23%
Adj. Net Debt[2] / Undepreciated Gross Assets

$739.1 million
Total PF Liquidity[2,3]

2027
First Debt Maturity[4]

Proven Ability to Source Attractive Investment Opportunities

- ✓ Strong investment pace since 2020 with a strong pipeline of investment opportunities at attractive cash yields
- ✓ $119.1 million of gross investments completed in 4Q'23, which are 98.7% leased to IG and IGP tenants

$116 million
Avg. Quarterly Investments Since 3Q'20

6.7%
Cash Yield on New Investments Since 3Q'20

$431.0 million
YTD Net Investments

7.2%
YTD Cash Yield

Source: Company data and balance sheet as of December 31, 2023, unless otherwise noted. Figures represent percentage of ABR unless otherwise noted.

1. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC.
2. Reflects 5,983,711 of unsettled forward equity shares under the ATM program at the December 31, 2023 available net settlement price of $16.48.
3. Pro forma (PF) adjustments reflect 11,040,000 of unsettled shares from the January 2024 forward equity offering, and includes the $100.0 million available to draw from the $250.0 million senior unsecured term loan that closed on July 3, 2023.
4. Assumes Company exercises its one-year extension option to further extend maturity to January 2027.

NETSTREIT
3

Portfolio Overview

High-Quality, Diversified Portfolio Consisting of 70.5% Investment Grade Tenants Across 45 States

Key Portfolio Stats

Investments[1]	598
States	45
Portfolio Square Feet (in millions)	10.6
Tenants	85
Retail Sectors	26
% Occupancy[2]	100%
% Investment Grade Tenants (by ABR)[3]	70.5%
Weighted Average Lease Term Remaining (Years)[4]	9.5
Lease Turnover Through 2026 (by ABR)	4.1%

National Footprint in Attractive Markets



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
AK
HI

≥5% and <10% ABR | ≥3% and <5% ABR
≥1% and <3% ABR | <1% ABR | 0% ABR

Top 10 Tenants by % of ABR



DOLLAR GENERAL
BBB
10.9%
CVS Health
BBB
7.8%
Walgreens
BBB-
6.9%
DOLLAR TREE FAMILY DOLLAR
BBB
5.0%
THE HOME DEPOT
A
4.7%
Ahold Delhaize
BBB+
4.4%
HOBBY LOBBY
IG Profile
4.2%
7 ELEVEn
A
3.5%
Speedway
A
3.3%
festival foods
IG Profile
3.0%

Investment Grade Rated | Investment Grade Profile[5]

Source: Company data as of December 31, 2023.
1. 70 properties that secure mortgage loans receivable are denoted as individual investments.
2. Excludes 70 investments that secure mortgage loans receivable.
3. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher.
4. Weighted by ABR; excludes lease extension options and 70 investments that secure mortgage loans receivable.
5. Represent investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, Fitch or NAIC.

NETSTREIT
4

Dollar Stores: 15.8% 1 Portfolio Diversification In Defensive Retail Sectors Nationally Diversified Portfolio Primarily Comprised of Recession Resilient Retail Tenants Source: Company data as of December 31, 2023. All figures represent percentage of ABR. Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. Top Industries52.3% Necessity 22.0% Discount 12.3% Other Drug Stores & Pharmacies: 14.6% 3 Grocery: 15.4% 2 Home Improvement: 11.6% 4 Convenience Stores: 7.3% 5 13.3% Service 87.6% of ABR Necessity Discount Service 5

Consistent Investment Approach

Disciplined and Deliberate Portfolio Construction

Investment Philosophy	Portfolio Strategy	Current Metrics
Defensive Tenancy in Necessity-Based and E-commerce-Resistant Retail Industries[1]	Primarily	87.6%
Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows[1]	>60%	84.6% (70.5% Investment Grade Credit and 14.1% Investment Grade Profile)
Granular Assets in Highly Fragmented, Undercapitalized Market Segment	$1 to $10 million Avg. Asset Size	$3.4 million Avg. Asset Size
Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth	~10 Year WALT	9.5 Year[2] WALT
Diversification by Industry, Tenant, State[1]	<15% Industry <50% Top 10 Tenants <15% State	15.8% Industry 53.5% Top 10 Tenants 8.6% State
Significant Focus on Fundamental Real Estate Underwriting	Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses	

Source: Company data as of December 31, 2023.

1. Portfolio statistics as a percentage of ABR.
2. Weighted by ABR; excludes lease extension options and 70 investments that secure mortgage loans receivable.

NETSTREIT

6

“Market-Taker Assets” 7 Inefficiently Priced Assets TYPICAL TRANSACTION - Well marketed transaction - Straight-forward transaction - Ability to finance transaction - Highly competitive, well capitalized investors TYPICAL TRANSACTION - Not highly marketed - May involve transaction structuring that limits buyer pool - Limited financing options - Less competitive Efficiently Priced Assets Acquisition Strategy – Bell Curve Investing Acquisition Strategy is Focused on Inefficiently Priced Assets Where Risk Adjusted Returns are Higher

Stringent Three-Part Underwriting Process

Our Three-Pronged Approach Results in Superior Downside Protection

Level of Underwriting Emphasis

A — Tenant Credit Underwriting

- Evaluate corporate level financials
- Assess business risks
- Determine ownership/sponsorship
- Rigorous credit underwriting

B — Real Estate Valuation

- Review underlying key real estate metrics to maximize re-leasing potential
- Location analysis
- Alternative use analysis

C — Unit-Level Profitability

- Determine rent coverage (min. 2.0x) and cost variability
- Assess volatility and likelihood of cash flow weakness

NETSTREIT

8

Investment Grade (rated) Investment Grade Profile (unrated) Sub-IG (rated) & Sub-IG Profile (unrated) Description • Validated financial strength and stability • Professional management with standardized operational practices • Focus on corporate guarantee credit • Lower relative yields • Higher competition for deals • IG-caliber balance sheets without explicit rating • Threshold metrics: • At least $1B in sales • Debt / adjusted EBITDA of less than 2.0x • Well-capitalized retailers • National footprint with strong brand equity • Focus on real estate quality / unit- level profitability • Higher relative yields • Lower competition for deals Durability • Coverage and credit enhancements required given more susceptible to market disruptions % Of ABR 70.5% 14.1% 15.4% Lease Terms (WALT, Rent Bumps, etc.) Less negotiating leverage More negotiating leverage Most negotiating leverage Representative Tenants 9 Source: Company data as of December 31, 2023. 84.6% IG and IG Profile Defensive, consistent performance through economic cycles Strong Tenant Credit Underwriting Credit-Focused Underwriting Approach Drives Stable Revenue and Long-Term Return on Investment

10 Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Market rent versus in-place rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors Real Estate Valuation Real Estate Closely Follows Credit as a Top Priority: We Utilize a Ground-Up Framework Rooted in Real Estate Fundamentals to Underpin Valuation and Further Quantify the Upside Potential of an Investment

11 Obtain Financial Info Perform Financial Analysis 2 Assess Investment Merits 1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Foot traffic • Sales • EBITDAR margin • Rent • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Minimum 2.0x Rent Coverage✓ Higher Cost Variability✓ Ranks in Top Half of Tenant’s Store Portfolio✓ Unit-Level Profitability Assess Unit-Level Financial Performance to Focus on Properties with Strong Rent Coverage and Higher Variability in Operating Costs

12 Source: Company filings from August 2020 through December 31, 2023. FCPT and EPRT are as of September 30, 2023 1. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody’s, or NAIC. 2. Excludes lease extension options and investments that secure mortgage loans receivable. 3. Assumes cash cap rate is 30bps lower than reported GAAP cap rate. Volume $(000)s $1,618 $4,987 $2,329 $1,014 $3,002 Investment Grade % 67.5% 67.9% NA 54.2% NA Investment Grade Profile1% 13.8% NA NA NA NA IG + IG Profile % 81.2% NA NA NA NA WALT2 9.8 9.6 10.4 10.2 13.0 Weighted Average Cash Yield 6.7% 6.1%3 6.8% 6.5% 7.2% History of Sourcing Investments at Attractive Yields Consistently Invested at Above-Market Yields Despite Focus on High-Quality Tenants Sourcing Volume Since 3Q’20

$138,212 $132,787 $131,301 $104,069 $128,615 $115,321 $117,455 $119,128 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 G ro s s I n v e s tm e n t A c ti v it y ($ 0 0 0 s ) 13 Investment Activity Summary Details Source: Company data as of December 31, 2023. 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes lease extension options and investments that secure mortgage loans receivable. Investments1 1 ' 2 ' 3 3 ' 3 '23 '23 Number of Investments 37 27 26 24 71 39 29 57 Average Investment $3,735 $4,918 $5,050 $4,318 $1,811 $2,957 $4,050 $2,090 Cash Cap Rates 6.4% 6.6% 6.6% 6.9% 7.7% 6.8% 7.0% 7.2% IG + IGP % 77.5% 88.1% 83.3% 97.7% 94.9% 80.7% 97.2% 98.7% Weighted Average Lease Term2 8.4 11.0 11.8 11.1 10.3 11.5 10.0 10.9

$2,364 $10,328 $1,685 $12,294 $15,907 $4,060 $13,543 $15,995 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 D is p o s it io n A c ti v it y ($ 0 0 0 s ) 14 Disposition Activity Summary Details Source: Company data as of December 31, 2023. 1. Excludes vacant properties. Dispositions '22 '22 '22 ' 2 ' 3 3 3 3 Cash Cap Rates1 5.5% 6.0% 5.5% 6.7% 6.8% 6.7% 6.9% 7.2% Number of Investments 1 2 1 3 8 2 6 6 Weighted Average Lease Term1 8.0 9.8 0.4 10.8 5.6 4.2 7.1 11.2

15 Source: Company data as of December 31, 2023. Since inception, the Company has disposed of 86 properties totaling $240 million, which has materially improved portfolio performance metrics such as tenant quality, WALT, and geographic diversity Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Perpetual Stratification Active Monitoring Identify Active Asset Management Continuously Track Property Performance to Stratify Portfolio and Ensure a Secure Rental Stream

Conservative Balance Sheet with Improved Liquidity

Balance Sheet Positioned for Growth Given Strong Liquidity Profile and Low Leverage Position

Abundant Liquidity to Support Growth:
$739.1 million in total PF liquidity[1]

Access to Debt:
$100 million remaining to draw from 5.5-year $250 million term loan[2]

Well-Staggered Debt Maturity Profile:
No term loan maturities expected until 2027[2,3]

Unsecured Balance Sheet:
Asset base is over 99% unencumbered

Low Leverage:
PF Adjusted Net Debt[4] / Annualized Adjusted EBITDAre of 2.5x

Debt Maturity Schedule – Pro Forma[2,3]



$600
$500
$400
$300
$200
$100
$0
$400
$8
$175
$200
$250
2023
2024
2025
2026
2027
2028
2029
2024 Unsecured Term Loan 3
2028 Unsecured Term Loan
2029 Unsecured Term Loan 2
Mortgage Note
Revolving Credit Facility Capacity

Source: Company data as December 31, 2023, unless otherwise noted.

1. Pro forma (PF) adjustments reflect 5,983,711 of unsettled shares issued through the ATM from the third quarter 2023, 11,040,000 of unsettled shares from the January 2024 forward equity offering, and includes the $100.0 million available to draw from the $250.0 million senior unsecured term loan that closed on July 3, 2023.
2. The three-year $250.0 million senior unsecured delayed draw term loan includes two one-year extension options and one six-month to extend maturity to January 2029, at Company's discretion, totaling 5.5 year of available term.
3. Company extended the existing $175 million term loan maturity to January 2026 from December 2024, with a one-year extension option to further extend maturity to January 2027.
4. Pro forma (PF) adjustments reflect 5,983,711 of unsettled shares issued through the ATM from the third quarter 2023 and 11,040,000 of unsettled shares from the January 2024 forward equity offering.

NETSTREIT
16

100% 13% 79% 27% 37% 55%22% 17% 7% 52% 3% 40% 18% 5% FCPT NTST EPRT ADC O NNN Service Discount Necessity59% 71% 69% 32% 0% 0% NTST ADC FCPT O NNN EPRT Source: Public filings as of December 31, 2023. FCPT, EPRT, and O as of September 30, 2023. 1. EPRT and NNN investment grade concentration assumed to be 0%, although it is not disclosed by either company. 2. Examples of service includes convenience stores, quick service restaurants, automotive service, and health and fitness. Examples of discount include dollar store and discount retail. Examples of necessity include, drug stores & pharmacy, home improvement, auto parts, and banking. 4.9% 7.9% 15.1% 19.7% 19.8% 20.9% EPRT NTST ADC FCPT NNN O Portfolio Highlights Relative to Peers NTST’s Stable & Predictable Cash Flow Profile Drives Superior Risk-Adjusted Returns Lease Rollover Through 2027 Average Investment Size per Property Investment Grade %1 Portfolio Composition2 Weighted-Average Lease Term 17 13.9 9.5 8.4 8.0 10.1 9.7 $3.9 $3.7 $3.4 $3.0 $2.8 $2.6

Multiple and Earnings Growth Comparison

Relative Valuation and Growth Remains Stable

2024E AFFO per Share Growth[1]


5.6%
4.6%
3.3%
3.1%
2.9%
2.4%
2.3%
NA[2]
AGREE REALTY
FCPT
NETSTREIT
Getty Realty

2024E AFFO per Share Multiple[3]


14.0x
13.9x
13.4x
13.4x
12.3x
11.9x
11.9x
11.9x
AGREE REALTY
NETSTREIT
FCPT
Getty Realty

Net Debt + Pref. / EBITDA[4]


2.5x[5]
3.7x
4.7x
4.8x
5.0x
5.4x
5.4x
5.6x
NETSTREIT
Getty Realty
AGREE REALTY
FCPT

2025E AFFO per Share Multiple[6]


13.5x
13.1x
12.9x
12.8x
11.9x
11.6x
11.5x
11.4x
AGREE REALTY
FCPT
NETSTREIT
Getty Realty

Source: Public filings, FactSet and S&P Capital IQ.

Note: Market data as of February 13, 2024. Peer capitalization data as of September 30, 2023. NTST capitalization data as of December 31, 2023, as adjusted for forward equity offering in 1Q24.

1. 2024E AFFO per share growth is calculated using FactSet mean 2024E AFFO per share estimates and 2023E AFFO per share estimates.
2. During 2023, WPC spun-off NLOP. Year-over-year growth not comparable. Consensus WPC RemainCo 2023E AFFO estimate not available.
3. 2024E AFFO per share multiple calculated using current price per share and FactSet mean 2024E AFFO per share estimates.
4. Net Debt plus Preferred is adjusted for forward equity.
5. Leverage uses capitalization as of December 31, 2023, and is adjusted for subsequent forward equity offering during 1Q24.
6. 2025E AFFO per share multiple calculated using current price per share and FactSet mean 2025E AFFO per share estimates.

NETSTREIT
18

(unaudited, in thousands) Three Months Ended, December 31, 2023 NOI $29.6 Straight-line Rental Adjustments (0.5) Amort. of Lease-Related Intangibles (0.1) Cash NOI 29.0 Intraquarter Net Investment Activity 0.7 Normalized Cash NOI 29.7 Annualized Normalized Cash NOI $118.8 Applied Cap Rate 7.50% 7.00% 6.50% 6.00% 5.50% Implied Real Estate Value $1,585 $1,698 $1,828 $1,981 $2,161 Mortgage Loan Receivable 114.5 Property Under Development 29.2 Other Tangible Assets 49.3 Net Debt (484.8) Other Tangible Liabilities (36.5) Implied Equity Value $1,256 $1,369 $1,500 $1,652 $1,832 Fully Diluted Shares Outstanding 73.7 Unsettled Forward Shares1 6.0 Implied Equity Value per Share $15.77 $17.19 $18.83 $20.74 $23.00 Applied Cap Rate and NAV Analysis Strong Upside Potential Given Relative Valuation Applied Nominal Cap Rate – Sensitivity Analysis Source: Public filings, FactSet and S&P Capital IQ. Note: Peer capitalization data as of September 30, 2023. NTST capitalization data as of December 31, 2023, as adjusted for forward equity offering in 1Q24. Market data as of February 13, 2024; closing price per share of $16.92. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and NTST may not be comparable. 1. Assumes 6.0 million shares issued through the ATM during the third quarter were settled for cash on December 31, 2023. 2. Implied cap rate as of February 13, 2024. 3. (NOI – TTM G&A) / Implied Real Estate Value. 19 Implied Cap Rate2 G&A Adjusted Implied Cap Rate3 2024E AFFO Multiple 6.3% 5.7% 13.9x 6.5% 6.1% 14.0x 6.7% 6.0% 13.4x 6.9% 6.7% 12.3x 7.1% 6.3% 13.4x 7.3% 6.9% 11.9x Average 6.8% 6.3% 13.1x Peer Benchmarking

20 Case Studies

Close Date: March 2023 Loan Amount: $46.1 million Interest Rate: 9.3% Location: Multiple – Southeast Term at Close: 3 years Parent Credit Rating: A / Baa2 21 • Loan provided the borrower funding to acquire a 49 property Speedway portfolio • Loan-to-value of ~60%, with first lien senior secured priority with no capital ahead of NETSTREIT’s loan • Yield maintenance provides protection from refinancing • Valuation excludes pending uncapped CPI rent escalations Investment Stats: Investment Highlights Case Study: Loan Strategy

22 • Acquisition of one Walmart Supercenter and one Sam’s Club by partnering and concurrently closing with a shopping center acquirer who purchased the remainder of the center • Significantly higher cap rate achieved through creative structuring • Strong retail corridor in Tupelo, MS INVESTMENT STATS:INVETMENT STATS: Close Date: July 2020 Purchase Price: $17.0 million Cash Cap Rate: 6.6% Location: Tupelo, MS Term at Close: 12 years Credit Rating: AA / Aa2 Investment Stats: Investment Highlights Case Study: Breakup Strategy

23 • NTST negotiated a new 10-year lease with only a 7.4% rent reduction to increase lease term by six years • Cash cap rate of 6.9% compares favorably to other 10-year Tractor Supply transactions in the market • Exceptional real estate that tenant is committed to long term INVESTMENT STATS: Close Date: March 2021 Purchase Price: $6.2 million Post-B&E Cash Cap Rate: 6.9% Location: Olympia, WA Term at Close of B&E: 10.5 Years Credit Rating: BBB / Baa1 Investment Stats: Investment Highlights Case Study: Blend & Extend

24 Commitment to ESG

25 Source: Company data. 1. Reflects gender and racial / ethnic diversity. Annual Director Elections Majority Voting Standard For Election of Directors Director Resignation Policy Annual Director and Committee Assessments No poison pill or differential voting stock structure to chill shareholder participation Shareholders’ right to amend the charter and bylaws by simple majority vote Separate non-executive Chair and CEO roles and Lead Independent Director with strong role and significant governance duties Governance Highlights Board Independence and Diversity 86% Independent Directors 50% Diverse Independent Directors1 43% Female Directors 3 Fully Independent Committees Governance We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner.

26 401K Plan 100% company match of up to a 3% contribution, and 50% of up to the next 2% Insurance Health, dental, and vision insurance costs covered at 90% for employees and 60% for dependents Leave Ten weeks of paid maternity leave at 100% salary as well as four weeks of paid family bonding; Company also provides jury duty, witness leave, and military leave Paid Time Off A minimum of twenty-three PTO days Paid Holidays Twelve days of paid holidays Employee Assistance 24/7 toll-free hotline to access confidential counseling on various physical and mental health needs Continuing Education Reimbursement for certifications, tuition, courses, and seminars for continuing professional education BenefitsWorkforce Diversity Source: Company data. Social Responsibility Human capital management is the cornerstone of our ESG and corporate strategy. We believe in the value of a diverse workforce and inclusive culture. Female, 40% Male, 60% White, 70% Ethnically Diverse, 30% Female, 36% Male, 64% White, 71% Ethnically Diverse, 29%

27 Source: Tenants within our portfolio that have public environmental, social, or governance initiatives as of December 31, 2023. 1. Includes the $200 million unsecured term loan which matures in February 2028, the $250 million unsecured term loan which matures in January 2029, and the $400 million revolver which matures in August 2027. Environmental Responsibility We are committed to fulfilling our responsibility as an outstanding corporate citizen. ✓ 18 of our top 20 tenants have corporate sustainability initiatives in place ✓ 70% of ABR represents tenants with ESG initiatives ✓ We incorporated green lease clauses in our standard lease form and as part of our corporate guidelines ✓ We received Silver Level recognition from Green Lease Leaders for our efforts ✓ We incorporated sustainability-linked loan feature, based on SBTi, to our unsecured term loans and credit facility1 ✓ We completed scope 1 and 2 greenhouse gas emissions inventory for our corporate headquarters ✓ We participated in our first GRESB Public Disclosure ✓ Corporate headquarters is LEED v4 O+M: EB Gold Certified, meeting strict guidelines set forth by the Environmental Protection Agency ✓ Implementation of conservation practices in office Corporate Sustainability Initiatives from Tenants Greenhouse Gas Emissions Green Lease Clauses Sustainable Practices Science Based Target initiatives (“SBTi”) GRESB Public Disclosure

28 Financial Information and Non-GAAP Reconciliations

Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 REVENUES Rental revenue (including reimbursable) $ 34,619 $ 26,625 $ 123,967 $ 93,934 Interest income on loans receivable 2,243 674 7,388 2,345 Other revenue — — 550 — Total revenues 36,862 27,299 131,905 96,279 OPERATING EXPENSES Property 5,064 3,539 16,413 11,695 General and administrative 4,876 5,444 20,176 19,053 Depreciation and amortization 17,078 13,938 63,677 50,075 Provisions for impairment 2,709 — 7,083 1,114 Transaction costs 189 135 456 839 Total operating expenses 29,916 23,056 107,805 82,776 OTHER INCOME (EXPENSE) Interest expense, net (5,646) (3,473) (19,058) (9,181) Gain on sales of real estate, net 506 1,986 1,175 4,148 Loss on debt extinguishment — — (128) — Other income, net 166 95 752 131 Total other income (expense), net (4,974) (1,392) (17,259) (4,902) Net income before income taxes 1,972 2,851 6,841 8,601 Income tax benefit (expense) (10) (41) 49 (396) Net income 1,962 2,810 6,890 8,205 Net income attributable to noncontrolling interests 21 25 53 88 Net income attributable to common stockholders $ 1,941 $ 2,785 $ 6,837 $ 8,117 Amounts available to common stockholders per common share: Basic $ 0.03 $ 0.05 $ 0.11 $ 0.16 Diluted $ 0.03 $ 0.05 $ 0.11 $ 0.16 Weighted average common shares: Basic 69,276,514 54,991,093 63,922,973 49,517,977 Diluted 69,922,646 55,715,025 64,665,439 50,431,822 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data) 29

Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 GAAP Reconciliation: Net income $ 1,962 $ 2,810 $ 6,890 $ 8,205 Depreciation and amortization of real estate 17,000 13,797 63,379 49,498 Provisions for impairment 2,709 — 7,083 1,114 Gain on sales of real estate, net (506) (1,986) (1,175) (4,148) Funds from Operations (FFO) $ 21,165 $ 14,621 $ 76,177 $ 54,669 Non-recurring executive transition costs, severance and related charges 86 848 362 848 Loss on debt extinguishment and other related costs — — 223 — Gain on insurance proceeds (31) (90) (78) (126) Core Funds from Operations (Core FFO) $ 21,220 $ 15,379 $ 76,684 $ 55,391 Straight-line rent adjustments (456) (142) (1,163) (1,286) Amortization of deferred financing costs 565 309 1,730 862 Amortization of above/below-market assumed debt 29 29 114 29 Amortization of loan origination costs 80 28 163 88 Amortization of lease-related intangibles (93) (246) (611) (889) Earned development interest 326 — 515 — Capitalized interest expense (372) (234) (1,060) (452) Non-cash interest expense (990) — (2,124) — Non-cash compensation expense 1,264 1,128 4,822 4,774 Adjusted Funds from Operations (AFFO) $ 21,573 $ 16,251 $ 79,070 $ 58,517 FFO per common share, diluted $ 0.30 $ 0.26 $ 1.18 $ 1.08 Core FFO per common share, diluted $ 0.30 $ 0.28 $ 1.19 $ 1.10 AFFO per common share, diluted $ 0.31 $ 0.29 $ 1.22 $ 1.16 Dividends per share $ 0.205 $ 0.200 $ 0.810 $ 0.800 Dividends per share as a percent of AFFO 66% 69% 66% 69 % Weighted average common shares outstanding, basic 69,276,514 54,991,093 63,922,973 49,517,977 Operating partnership units outstanding 486,096 514,706 501,751 526,859 Unvested restricted stock units 160,036 209,226 165,420 248,602 Unsettled shares under open forward equity contracts — — 75,295 138,384 Weighted average common shares outstanding, diluted 69,922,646 55,715,025 64,665,439 50,431,822 Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 30

EBITDAre and Adjusted EBITDAre

(unaudited, dollars in thousands)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022
GAAP Reconciliation:		
Net income	$ 1,962	$ 2,810
Depreciation and amortization of real estate	17,000	13,797
Amortization of lease-related intangibles	(93)	(246)
Non-real estate depreciation and amortization	78	141
Interest expense, net	5,646	3,473
Income tax expense	10	41
Amortization of loan origination costs	80	28
EBITDA	24,683	20,044
Adjustments:		
Provisions for impairment	2,709	—
Gain on sales of real estate, net	(506)	(1,986)
EBITDAre	26,886	18,058
Adjustments:		
Straight-line rent adjustments	(456)	(142)
Non-recurring executive transition costs, severance and related charges	86	848
Gain on insurance proceeds	(31)	(90)
Non-cash compensation expense	1,264	1,128
Adjustment for construction in process (1)	719	315
Adjustment for intraquarter investment activities (2)	820	1,334
Adjusted EBITDAre	$ 29,288	$ 21,451
Annualized Adjusted EBITDAre (3)	$ 117,152	

Net Debt	As of December 31, 2023
Principal amount of total debt	$ 613,361
Less: Cash, cash equivalents and restricted cash	(29,929)
Net Debt	$ 583,432
Less: Net value of unsettled forward equity from 2023 ATM issuance (4)	(98,594)
Adjusted Net Debt	$ 484,838
Less: Net value of unsettled forward equity from January 2024 offering (5)	(190,771)
Proforma Adjusted Net Debt	$ 294,067

Leverage	
Net debt / Annualized Adjusted EBITDAre	5.0 x
Adjusted Net Debt / Annualized Adjusted EBITDAre	4.1 x
Proforma Adjusted Net Debt / Annualized Adjusted EBITDAre	2.5 x

1. Adjustment reflects the estimated cash yield on developments in process as of December 31, 2023.
2. The adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments and interest earning loan activity completed during the three months ended December 31, 2023 and 2022 had occurred on October 1, 2023 and 2022, respectively.
3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four.
4. Reflects 5,983,711 of unsettled forward equity shares under the ATM program at the December 31, 2023 available net settlement price of $16.48.
5. Reflects 11,040,000 of unsettled forward equity shares from the January 2024 offering.

NETSTREIT

31

Net Operating Income

(unaudited, dollars in thousands)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Twelve Months Ended December 31, 2023	Twelve Months Ended December 31, 2022
GAAP Reconciliation:				
Net income	$ 1,962	$ 2,810	$ 6,890	$ 8,205
General and administrative	4,876	5,444	20,176	19,053
Depreciation and amortization	17,078	13,938	63,677	50,075
Provisions for impairment	2,709	—	7,083	1,114
Transaction costs	189	135	456	839
Interest expense, net	5,646	3,473	19,058	9,181
Gain on sales of real estate, net	(506)	(1,986)	(1,175)	(4,148)
Income tax expense	10	41	(49)	396
Loss on debt extinguishment	—	—	128	—
Interest income on mortgage loans receivable	(2,243)	(674)	(7,388)	(2,345)
Lease termination fees	—	—	(550)	—
Other income, net	(166)	(95)	(752)	(131)
Property-Level NOI	29,555	23,086	107,554	82,239
Straight-line rent adjustments	(456)	(142)	(1,163)	(1,286)
Amortization of lease-related intangibles	(93)	(246)	(611)	(889)
Property-Level Cash NOI	$ 29,006	$ 22,698	$ 105,780	$ 80,064
Adjustment for intraquarter acquisitions, dispositions and completed development (1)	705			
Property-Level Cash NOI Estimated Run Rate	$ 29,711			
Interest income on mortgage loans receivable	2,243			
Adjustments for intraquarter mortgage loan activity (2)	115			
Total Cash NOI - Estimated Run Rate	$ 32,069			
Property Operating Expense Coverage				
Property operating expense reimbursement	$ 4,415	$ 3,151	$ 14,648	$ 10,214
Property operating expenses	(5,064)	(3,539)	(16,413)	(11,695)
Property operating expenses, net	$ (648)	$ (389)	$ (1,765)	$ (1,481)

1. Adjustments assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended December 31, 2023, had occurred on October 1, 2023.
2. Adjustment assumes all loan activity completed during the three months ended December 31, 2023, had occurred on October 1, 2023.

NETSTREIT

32

December 31, 2023 December 31, 2022 ASSETS Real estate, at cost: Land $ 460,896 $ 401,146 Buildings and improvements 1,149,809 907,084 Total real estate, at cost 1,610,705 1,308,230 Less accumulated depreciation (101,210) (62,526) Property under development 29,198 16,796 Real estate held for investment, net 1,538,693 1,262,500 Assets held for sale 52,451 23,208 Mortgage loans receivable, net 114,472 46,378 Cash, cash equivalents and restricted cash 29,929 70,543 Lease intangible assets, net 161,354 151,006 Other assets, net 49,337 52,057 Total assets $ 1,946,236 $ 1,605,692 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 521,912 $ 373,296 Revolving credit facility 80,000 113,000 Mortgage note payable, net 7,883 7,896 Lease intangible liabilities, net 25,353 30,131 Liabilities related to assets held for sale 1,158 406 Accounts payable, accrued expenses and other liabilities 36,498 22,540 Total liabilities $ 672,804 $ 547,269 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 73,207,080 and 58,031,879 shares issued and outstanding as of December 31, 2023 and 2022, respectively $ 732 $ 580 Additional paid-in capital 1,367,505 1,091,514 Distributions in excess of retained earnings (112,276) (66,937) Accumulated other comprehensive income 8,943 23,673 Total stockholders’ equity 1,264,904 1,048,830 Noncontrolling interests 8,528 9,593 Total equity 1,273,432 1,058,423 Total liabilities and equity $ 1,946,236 $ 1,605,692 Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 33

As of December 31, 2023 Debt Summary Fully Extended Maturity Principal Balance Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) August 11, 2027 $ 80,000 6.49% $ 319,850 3.6 Unsecured term loan(3) January 15, 2027 175,000 3.12% — 3.0 Unsecured term loan(4) February 11, 2028 200,000 3.88% — 4.1 Unsecured term loan(5) January 3, 2029 150,000 4.89% 100,000 5.0 Mortgage note(6) November 01, 2027 8,361 4.53% — 3.8 Total / Weighted Average $ 613,361 4.26% $ 419,850 4.0 1. Rates presented exclude the impact of capitalized loan fee amortization. 2. Interest rate reflects the all-in borrowing rate as of December 31, 2023. Facility fees are charged at an annual rate of 0.15% of the total facility size of $400 million, and are not included in the interest rate presented. The facility has a one year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. Interest rate consists of the fixed rate SOFR swap of 1.87%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. See the $175 million Term Loan - Interest Rate Schedule table for additional detail on the fixed interest rate changes through the fully extended maturity. 4. Interest rate consists of the fixed rate SOFR swap of 2.63%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The swap terminates of February 11, 2028. 5. Interest rate consists of the fixed rate SOFR swap of 3.64%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The term loan matures on July 3, 2026 and includes two one-year extension options and one six-month extension option. 6. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 34 $175 million Term Loan - Interest Rate Schedule Start Date End Date Applicable Balance Fixed Rate(1) November 27, 2023 December 23, 2024 $ 175,000 3.12 % December 23, 2024 January 15, 2027 $ 175,000 3.65% $175 $200 $250 $8 $400 $0 $100 $200 $300 $400 $500 $600 2023 2024 2025 2026 2027 2028 2029 2024 Unsecured Term Loan 2028 Unsecured Term Loan 2029 Unsecured Term Loan Mortgage Note Revolving Credit Facility Capacity Debt Maturity Schedule Floating, 13% Fixed, 87% Fixed vs. Floating Debt

Debt, Capitalization, and Financial Ratios (cont'd)

(unaudited, dollars in thousands)

Net Debt		December 31, 2023
Principal amount of total debt	$	613,361
Less: Cash, cash equivalents and restricted cash		(29,929)
Net Debt	$	583,432
Less: Net value of unsettled forward equity from 2023 ATM issuance[1]		(98,594)
Adjusted Net Debt	$	484,838
Less: Net value of unsettled forward equity from January 2024 offering[2]		(190,771)
Proforma Adjusted Net Debt	$	294,067

Net debt / Annualized Adjusted EBITDAre	5.0 x
Adjusted Net Debt / Annualized Adjusted EBITDAre	4.1 x
Proforma Adjusted Net Debt / Annualized Adjusted EBITDAre	2.5 x

Key Debt Covenant Information	Required	Actual
Consolidated total leverage ratio	≤ 60.0%	30.5 %
Fixed charge coverage ratio	≥ 1.50x	4.8x
Maximum secured indebtedness	≤ 40.0%	0.4 %
Maximum recourse indebtedness	≤ 10.0%	— %
Unencumbered leverage ratio	≤ 60.0%	33.3 %
Unencumbered interest coverage ratio	≥ 1.75x	5.3x

Liquidity		As of December 31, 2023
Unused unsecured revolver capacity	$	319,850
Cash, cash equivalents and restricted cash		29,929
Net value of unsettled forward equity from 2023 ATM issuance[1]		98,594
Undrawn term loan balance		100,000
Total Liquidity	$	548,373
Net value of unsettled forward equity from January 2024 offering[2]		190,771
Total Proforma Liquidity	$	739,144

Equity	Ending Shares/ Units as of December 31, 2023		Equity Market Capitalization	% of Total
Common shares[3]	73,207,080	$	1,306,746	99.3 %
OP units[3]	479,298		8,555	0.7 %
Total	73,686,378	$	1,315,302	100.0 %

Enterprise Value		As of December 31, 2023	% of Total
Principal amount of total debt	$	613,361	31.8 %
Equity market capitalization[3]		1,315,302	68.2 %
Total enterprise value	$	1,928,662	100.0 %

1. Reflects 5,983,711 of unsettled forward equity shares under the ATM program at the December 31, 2023 available net settlement price of $16.48.
2. Reflects 11,040,000 of unsettled forward equity shares from the January 2024 offering.
2. Value is based on the December 31, 2023 closing share price of $17.85 per share.

NETSTREIT

35

Non-GAAP Measures and Definitions FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net income (computed in accordance with GAAP). Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, gain on insurance proceeds, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. 36

Non-GAAP Measures and Definitions EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, gain on insurance proceeds, other non-recurring expenses (income), lease termination fees, adjustment for construction in process, and adjustment for intraquarter activities. Beginning in the quarter ended June 30, 2023, we modified our definition of Adjusted EBITDAre to include adjustments for construction in process and intraquarter investment activities. Prior periods have been recast to reflect this new definition. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt and Adjusted Net Debt Net Debt is calculated as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay deb, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysis. Adjusted Net Debt is Net Debt adjusted by the net value of unsettled forward equity as of period end. Proforma Adjusted Net Debt is further adjusted by the net value of unsettled forward equity from the January 2024 offering. 37

Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non- GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, lease termination fees, and other income (or expense). We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property- Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and completed developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent as of December 31, 2023, for all leases that commenced and annualized cash interest on mortgage loans receivable in place as of that date. Cash Yield is the annualized base rent contractually due from acquired properties, interest income from mortgage loans receivable, and completed developments, divided by the gross investment amount, or gross proceeds in the case of dispositions. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off- price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Non-GAAP Measures and Definitions (cont’d) 38

Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of economically occupied properties divided by the total number of properties owned, excluding mortgage loans receivable and properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable. Non-GAAP Measures and Definitions (cont’d) 39

40 Investor Relations ir@netstreit.com 972-597-4825